UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:                    MAY 31

Date of reporting period:                 JUNE 1, 2013 – MAY 31, 2014

                                                          (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

May 31, 2014

AMG Managers Essex Small/Micro Cap Growth Fund
Investor Class: MBRSX

www.amgfunds.com	AR015-0514

AMG Managers Essex Small/Micro Cap Growth Fund
Annual Report—May 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	12
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	14
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	15
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

TRUSTEES AND OFFICERS	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The twelve months ended May 31, 2014, was another period of strong equity returns. The S&P 500® Index, a widely followed barometer of the U.S. equity market, rose nearly 20.5% during the past twelve months. International stocks, by comparison, rose 14.5%, as measured by the MSCI ACWI ex USA Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the equity bull market, the S&P 500® Index has a cumulative gain of 218% (including reinvestment of dividends) since the market bottom on March 9, 2009, through May 31, 2014. Reversing a pattern of outflows from the prior few years, equity funds began collecting very strong flows in 2013 and the trend has continued into 2014.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.7% for the twelve months ended May 31, 2014. In 2013, investment grade bond investments were hurt by interest rate volatility brought on by the Federal Reserve’s plan to phase out its bond purchasing program known as “QE3.” Since then, however, financial markets seemed to have digested the news and bond prices rebounded as interest rates declined in the first five months of 2014.

Managers Investment Group rebranded as AMG Funds in the second quarter of 2014. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by offering a distinctive array of actively managed, return-oriented funds by partnering with many of AMG’s Affiliate investment boutiques. In addition, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

Chief Excecutive Officer

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2014

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	20.45%	15.15%	18.40%
Small Caps	(Russell 2000® Index)	16.79%	11.73%	19.32%
	(MSCI All Country World Index ex
International	USA Index)	14.54%	4.63%	10.49%

Bonds:

Investment Grade	(Barclays U.S. Aggregate Index)	2.71%	3.55%	4.96%
High Yield	(Barclays U.S. High Yield Bond Index)	7.90%	8.83%	14.43%
Tax-Exempt	(Barclays Municipal Bond Index)	3.05%	5.44%	5.59%
	(Citigroup Three-Month U.S.
Treasury Bills	Treasury Bill Index)	0.04%	0.05%	0.09%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES
The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2014	Expense Ratio for the Period	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Expenses Paid During the Period*
AMG Managers Essex Small/Micro Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.49%	$1,000	$ 970	$7.32
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended May 31, 2014, the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”) returned 27.35%, outperforming its benchmark, the Russell 2000® Growth Index, which returned 16.71%.

Equity markets climbed a wall of worry over the past 12 months as investors came to grips with multiple concerns. Although potential risks, in the form of government deadlock, the continuing issues in Europe, sluggish increases in employment, slowing growth in developing countries, continued unrest in the Middle East and the crisis in Ukraine continue, the market responded favorably as none of the worst fears came to fruition. In fact, the mantle of growth may be transitioning from the developing countries to the developed world as the U.S. returns to slow, but sustainable growth, the recessions in Europe moderate and even Japan re-embarks on a period of growth. As investor attention shifted from the risks of the past few years to the opportunities presented by a world that was healing itself, the favorable valuations available in the equity markets stood out. Furthermore, as optimism about the future began to take hold, we saw equity correlations diminish significantly from their elevated rates of the past several years, and stock picking once more rose to the forefront. We have begun to see valuations expand in this new, improved environment for active management, which may herald the beginnings of the shift of assets back into equities.

For the full-year period, our returns exceeded the benchmark. Returns were led by energy, health care, consumer staples and industrials, but all industries had positive returns over the period and only consumer discretionary lagged significantly. We added value over the period through our stock selection across a wide spectrum of industries. As we have discussed in previous commentaries, we expected to see our stock selection add value as correlations declined, and we were gratified that our Portfolio responded accordingly with over 1,000 basis points of relative outperformance over the 12-month period. Our stock selection strength was partially offset by issues in consumer discretionary and technology, but in both cases our selection issues were offset by our underweight sector positions. We continue to refine our holdings in those areas to focus on subsectors that we believe are gaining in strength, such as housing, semiconductors and e-commerce.

Although recent market performance has become more volatile with concerns about the pace and timing on the inevitable Fed tapering, we see several reasons to believe that investing opportunities remain attractive. First, there are convincing signs of resurgence in U.S. manufacturing activity, with narrowing price differentials with emerging economies and low natural gas prices providing a key competitive advantage for U.S. based companies. The secular shift to more technologically advanced drilling techniques has also unleashed powerful forces in the domestic economy: rising domestic oil supplies make energy independence a more realistic goal, and low natural gas prices are sparking an industrial renaissance in gas-fired power, natural gas transportation and liquefied natural gas.(LNG) Aside from the industrial sectors, we see other encouraging trends. We have seen the bottom in U.S. housing and it is starting to contribute positively to economic and employment growth. We see continued growth in cloud computing, ecommerce, and health care information systems as technology is used to drive increased productivity across many industries. Finally, consumer confidence has improved, and lower energy prices are beneficial to consumer budgets. Moreover, we see ample opportunities for investment in this environment and expect that our investment process will continue to identify companies with dynamic growth potential.

PORTFOLIO/SECTOR COMMENTARY

Consumer Discretionary: Consumer discretionary underperformed for the period, particularly in the second half as retail sales came under pressure with the unusually severe winter weather. We underperformed on stock selection although our overall performance was inline as we benefitted from our significant underweighted position in the sector. Our Portfolio was not immune to the weakness in brick and mortar retailers as Pacific Sunwear of California, Big 5 Sporting Goods Corp. and Aeropostale Inc. all saw significant price declines. We were able to mitigate the Portfolio impact, however, as we recognized the change in fundamentals and sold our positions relatively early. We also saw weakness in Jamba Inc. over the period. Jamba came under pressure as the competitive environment in the juice drink business intensified. Jamba was not able to offset this pressure through either new product development or store expansion and we sold our position. Offsetting some of this weakness in Jamba, however, was our timely sale of Krispy Kreme Doughnuts Inc. Following a very strong year, we became concerned that their store level performance was lagging expectation and sold our stock. Krispy Kreme subsequently reported a disappointing quarter and the stock gave back much of its previous gains. We also saw strength in Live Nation Entertainment, Inc. which is benefitting from increased spending on concert attendance and stronger operating performance at Ticketmaster. We increased our exposure to the improving housing market with the addition of manufactured housing producer Cavco Industries, Inc. The manufactured housing market is still significantly below peak volumes, but Cavco has been able to show strong margin improvement and earnings growth through their internal initiatives. As volumes slowly improve, we believe Cavco can continue to improve earnings faster than sales.

Materials: Materials modestly underperformed for the 12-month period. We added value through our underweight position as well as through our stock selection, which significantly outpaced the benchmark return, with over a 33% return compared to the sector’s 14% return. Our selective positioning in the sector was a significant driver of returns during the period, with our exposure to building materials and solar posting notable gains. For example, U.S. Concrete, Inc. was up substantially during the year as their construction related businesses showed improving fundamentals. Globe Specialty Metals, Inc., a supplier of silicon metals into the solar industry, was discovered during the year and benefitted from the renewed enthusiasm for the solar strength. This strength was offset somewhat by weakness in new holding Codexis, Inc., a micro cap player in the environmental and pharmaceutical industries. Despite showing improving sales and earnings growth for the past two quarters, Codexis has not yet attracted significant coverage. We are optimistic that the company will be rediscovered as business continues to improve.

4

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

Health Care: The health care sector modestly outperformed during the year and our overweight position provided a nice tailwind to returns. We meaningfully outperformed the benchmark due to our overweight position, as well as favorable stock selection in the sector. In particular, the Portfolio capitalized on the improving environment for specialty pharmaceuticals with strong performance from holdings Dyax Corp., Ligand Pharmaceuticals, Inc. and ANI Pharmaceuticals, Inc. We took partial profits in the first two holdings early in the calendar year as prices got ahead of fundamentals and completely sold our position in ANI Pharmaceuticals, Inc. We also saw very strong performance from Zeltiq Aesthetics as they were able to show improving growth with their strong products in the body contouring area. We took our profits in early March on the first signs that growth was slowing. Partially offsetting these gains, our holdings in less-well followed companies, including Derma Sciences, Inc., Alphatec Holdings, Inc., and Streamline Health Solutions, came under selling pressure during the year. We sold our position in Streamline early in 2014 following mixed October quarterly results. In addition, Sequenom, Inc. continued to underperform during the year as investors worried about competitive pressures from Illumina. We maintained our position due to our belief that Sequenom had a viable product in the non-invasive prenatal testing market and were rewarded as they have signed several new coverage agreements with major national payors since May 2014.

Producer Durables: Performance for producer durables was strong as the bottoming of several leading economic indicators pointed to a healthier environment for cyclical companies, and increased confidence in the macro recovery boosted Industrials shares. We outperformed the benchmark for the full year, adding value with exposure to compelling secular growth trends. Commercial and professional services were an area of strength, with robust returns from both On Assignment, Inc. and Korn/Ferry International. We were also rewarded for our patience with fuel cell manufacturer, Fuelcell Energy, Inc., which was up substantially for the period as investor’s recognized the coming maturation of the fuel cell industry. Fuelcell has been able to show smaller losses as their production ramps with increased order flow. We took partial profits when the stock spiked early in the calendar year but maintain a small position on the long-term opportunity for fuel cell distributed generation. Our returns in capital goods were more mixed as strength in construction machinery company Manitex International, Inc. was offset by weakness in LNG supplier Chart Industries, Inc. and telematics supplier Mix Telematics, Ltd. Our biggest detractor from performance in this area was previous winner PowerSecure International, Inc. PowerSecure surprised everyone by dramatically missing estimates for the March 2014 quarter and then slashing estimates for the rest of the year. Although we are disappointed by the slowdown both on the LED lighting and the utility services businesses, we are encouraged by the insider buying we have seen, the improvement in LED lighting industry bookings and the new presence of an activist shareholder. We are maintaining our position as we believe the LED lighting industry will show meaningful, sustained growth over the next few years.

Energy: The energy sector led the market for the period with sector returns of 34%. We have been building our exposure in the sector based on the outlook for U.S. development. We are optimistic that the new North American supplies can be a game changer for the U.S. manufacturing sector and are positioned in both exploration companies and services firms. Meanwhile, the persistently low natural gas price is also creating distinct opportunities for growth investments in other sectors, with profound implications for industrial growth and manufacturing activity, as well as secular growth in natural gas fueling and LNG. We ended the period at more than 1.5 times the sector weight and added significant value both through our decision to increase our exposure as well as through our stock selection which bettered the sector returns of 34% with a 61% return. For the period, our performance was driven by our strong exploration positions in Matador Resources Co., U.S. Energy Corp., and Penn Virginia Corp. Our services firms Dawson Geophysical, Bolt Technology Corp. and shipping firm Navios Maritime Acquisition underperformed during the period as seismic activity remained weak and pricing on tankers did not rebound as expected. We have refined our holdings in this area to focus on the strongest names and sold Dawson and Navios as a result.

Financials: Financials underperformed over the year, as investors worried about the strength of the housing recovery and its lingering effects on the banking sector. However, we significantly outperformed the benchmark in most areas within financials with particular strength in our names related to the insurance and equity markets areas. In particular, our overweight position in insurance helped returns, as investors recognized the improving fundamental in this area. We had strong stock selection within insurance with eHealth Inc., the most notable contributor. eHealth Inc. provides an internet-based insurance agency service for individuals, families and small businesses. The eHealth website enables consumers to research, analyze, compare and purchase health insurance products from health insurance carriers across the nation. We did sell our position in eHealth during the year as investor enthusiasm over the potential positive benefits of the Affordable Care Act outstripped current fundamental. We also saw good performance in the property and casualty area with new holding Federated National Holding Co. and investment firm Evercore Partners, Inc. This strength was partially offset with underperformance by Meadowbrook Insurance Group, Inc. and Amerisafe, Inc. We sold our position in Amerisafe on continued weaker than expected results, but we added to Meadowbrook as the stock was selling at a significant discount to book value and revenue trends were starting to improve. The stock has begun to recognize this improvement late in the second calendar quarter.

Technology: Technology performed in line for the entire period although performance differed substantially between the first and second halves. Software as a service names drove very strong first half performance for the sector, but performance rotated into old technology hardware and semiconductor names during the second half. We underperformed modestly during the year with stock selection offsetting the positive contribution of our underweighted overall position. We were particularly hurt by many of our smallest market cap names during the early spring selloff in 2014 with names such as Ascent Solar Technologies and Mattson Technology, Inc. trading down on relatively light volume. In addition, some less-favorable stock selection early in the period with names such as Infoblox, Inc., Meru Networks, Inc. and Computer Task Group, Inc. hurt performance. We sold these stocks on the early signs of bad

5

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

news and avoided further declines. We have maintained our position in detractor Extreme Networks, Inc. as we believe the company is early in a restructuring of their core networking business, helped by the acquisition of competitor Enterasys. These problems areas were offset by strength in some of our software and internet names such as Callidus Software, Inc., Autobytel, Inc. and Yelp, Inc. In addition, our moves into telecommunications hardware with Finisar Corp. and Alliance Fiber Optic Products and semiconductor related areas with Ultraclean Holdings, Inc. and Pixelworks, Inc. also added positively to performance.

OUTLOOK

Wall Street observers often comment that a healthy bull market needs to “climb a wall of worry,” and we expect this to continue to play out as global markets continue to recover from the financial crisis. The outlook for Europe remains uncertain and investors must still process unrest in Ukraine and the Middle East, slowing growth in China’s export-driven economy and a rebound in the U.S. that still is not as strong as would be desired. In addition, the market needs to adjust to the eventual ending of QE3. Yet, recent economic data in the U.S. remains encouraging; small business hiring has continued, and the long awaited pickup in capital spending and merger activity seems to have begun. Although investors continue to worry about the pace of recovery, macroeconomic indicators continue to point to measured improvement. We expect this modest recovery to further take hold in 2014, with a possible return to more normalized GDP growth as financials firm and cyclicals gain a more solid footing. In addition, aside from the inherent E.U. risks, consumer debts continue to be paid down, China’s growth rate is still healthy, Japan appears to be improving, and U.S. manufacturing has gained a competitive advantage from low energy input costs. We believe that investors remain underinvested in equities and that opportunity exists as investors’ worries about macroeconomic growth are met with the global recovery’s continued resilience.

This commentary reflects the viewpoints of the Essex Investment Management Company LLC as of May 31, 2014 and is not intended as a forecast or guarantee of future results.

6

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class (formerly Class A shares as of the Fund, which were renamed Investor Class shares as of December 1, 2012) on May 31, 2004, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Essex Small/Micro Cap Growth Fund [2,3,4,5]
Investor Class	27.35%	19.62%	8.00%
Russell 2000® Growth Index[6]	16.71%	19.82%	8.74%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2014. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The performance information for the Fund’s Investor Class shares (formerly Class A shares, which were renamed Investor Class shares as of December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[4]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]

The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.
Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG Managers Essex Small/Micro Cap Growth Fund
Fund Snapshots (unaudited)
May 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers Essex Small/Micro Cap Growth Fund**	Russell 2000® Growth Index

Health Care	26.6%	21.4%

Information Technology	21.4%	24.4%

Industrials	17.0%	15.5%

Energy	8.7%	4.2%

Financials	7.9%	7.5%

Consumer Discretionary	7.0%	15.7%

Materials	4.7%	5.2%

Consumer Staples	3.7%	5.1%

Telecommunication Services	0.0%	0.9%

Utilities	0.0%	0.1%

Other Assets and Liabilities	3.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

AtriCure, Inc.	1.8%

CNO Financial Group, Inc.*	1.8

Federated National Holding Co.	1.7

Penn Virginia Corp.	1.7

Live Nation Entertainment, Inc.	1.7

Manitex International, Inc.	1.7

Matador Resources Co.*	1.6

IGI Laboratories, Inc.	1.6

Affymetrix, Inc.*	1.6

US Energy Corp.	1.5

Top Ten as a Group	16.7%

* Top Ten Holding at November 30, 2013.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments
May 31, 2014

	Shares	Value
Common Stocks - 97.0%
Consumer Discretionary - 7.0%
Cavco Industries, Inc.*	7,437	$570,938
Cherokee, Inc.	30,094	404,463
DeVry Education Group, Inc.	10,035	423,778
Lincoln Educational Services Corp.	47,858	183,296
Live Nation Entertainment, Inc.*	29,464	698,886
Sizmek, Inc.*	28,931	281,788
ValueVision Media, Inc., Class A*	84,590	377,271
Total Consumer Discretionary		2,940,420
Consumer Staples - 3.7%
The Hain Celestial Group, Inc.*	4,461	404,702
IGI Laboratories, Inc.*	125,981	663,920
Inventure Foods, Inc.*	38,104	468,679
Total Consumer Staples		1,537,301
Energy - 8.7%
Alon USA Energy, Inc.	30,747	459,668
Bolt Technology Corp.	21,964	396,231
Hercules Offshore, Inc.*	93,311	423,632
Matador Resources Co.*	27,095	674,124
Penn Virginia Corp.*	47,774	725,209
Tsakos Energy Navigation, Ltd.	46,172	331,515
U.S. Energy Corp.*	146,862	637,381
Total Energy		3,647,760
Financials - 7.9%
CNO Financial Group, Inc.	46,063	742,996
Evercore Partners, Inc., Class A	8,378	461,125
Federated National Holding Co.	31,286	733,344
First Merchants Corp.	19,413	385,154
Meadowbrook Insurance Group, Inc.	64,561	439,660
Stewart Information Services Corp.	13,116	420,761
ZipRealty, Inc.*	33,136	106,035
Total Financials		3,289,075
Health Care - 26.6%
Acadia Healthcare Co., Inc.*	9,715	414,248
Addus HomeCare Corp.*	18,696	425,521
Affymetrix, Inc.*	79,405	655,885
Allscripts Healthcare Solutions, Inc.*	23,509	346,523
Alphatec Holdings, Inc.*	180,510	270,765
AtriCure, Inc.*	45,958	759,226
BioTelemetry, Inc.*	52,831	387,780

	Shares	Value
Cardiovascular Systems, Inc.*	17,537	$491,913
Derma Sciences, Inc.*	30,322	308,678
DexCom, Inc.*	11,956	403,635
Digirad Corp.	104,282	368,115
Dyax Corp.*	47,876	394,977
Endologix, Inc.*	23,418	305,839
ExamWorks Group, Inc.*	16,821	498,238
Fluidigm Corp.*	10,088	279,841
HealthStream, Inc.*	17,278	444,563
Heska Corp.*	30,188	326,332
ICON PLC*	11,442	483,653
Iridex Corp.*	52,292	457,032
Ligand Pharmaceuticals, Inc.*	6,944	463,234
OraSure Technologies, Inc.*	60,223	380,609
Pernix Therapeutics Holdings, Inc.*	46,682	331,909
Rockwell Medical, Inc.*,1	44,806	504,516
Sequenom, Inc.*	100,107	307,328
Sharps Compliance Corp.*	85,513	336,066
Syneron Medical, Ltd.*	40,131	439,434
Trinity Biotech PLC, Sponsored ADR	13,070	313,549
Total Health Care		11,099,409
Industrials - 17.0%
Capstone Turbine Corp.*	299,166	451,741
Chart Industries, Inc.*	4,259	306,180
Commercial Vehicle Group, Inc.*	57,626	548,600
CRA International, Inc.*	19,888	445,491
CTPartners Executive Search, Inc.*,1	21,850	210,853
Franklin Covey Co.*	20,975	456,206
FuelCell Energy, Inc.*	117,158	274,150
Kforce, Inc.	22,865	503,716
Knoll, Inc.	23,501	412,208
Korn/Ferry International*	18,005	546,812
Manitex International, Inc.*	41,579	692,290
MiX Telematics, Ltd., Sponsored ADR*	36,143	362,514
Orion Energy Systems, Inc.*	81,936	360,518
PGT, Inc.*	40,562	349,239
PowerSecure International, Inc.*	25,784	208,593
Primoris Services Corp.	14,558	421,745
Radiant Logistics, Inc.*	76,753	237,167
WageWorks, Inc.*	8,369	338,777
Total Industrials		7,126,800

The accompanying notes are an integral part of these financial statements.
9

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 21.4%
Advanced Energy Industries, Inc.*	19,715	$385,823
Autobytel, Inc.*	45,251	588,263
CalAmp Corp.*	13,893	265,356
Callidus Software, Inc.*	57,537	604,714
Cardtronics, Inc.*	15,379	445,683
Convergys Corp.	18,749	409,103
EPAM Systems, Inc.*	11,439	481,239
Exa Corp.*	35,872	358,003
Extreme Networks, Inc.*	77,361	307,897
Finisar Corp.*	20,439	485,426
Fusion-io, Inc.*	43,669	348,915
Interactive Intelligence Group, Inc.*	10,842	549,581
Kemet Corp.*	74,233	441,686
LogMeln, Inc.*	10,770	458,479
Mattson Technology, Inc.*	178,309	378,015
Mitek Systems, Inc.*	59,405	193,660
Pericom Semiconductor Corp.*	49,533	442,330
PFSweb, Inc.*	53,042	436,536
Pixelworks, Inc.*,1	66,582	414,140
Proofpoint, Inc.*	16,984	542,129
PROS Holdings, Inc.*	18,188	418,324
Total Information Technology		8,955,302
Materials - 4.7%
A. Schulman, Inc.	13,096	461,110

	Shares	Value
Codexis, Inc.*	178,558	$255,338
Globe Specialty Metals, Inc.	16,950	338,831
Headwaters, Inc.*	32,246	416,941
U.S. Concrete, Inc.*	20,228	496,800
Total Materials		1,969,020
Total Common Stocks
(cost $33,020,415)		40,565,087

	Principal Amount
Short-Term Investments - 6.2%
Repurchase Agreements - 1.5%[2]
HSBC Securities USA, Inc., dated 05/30/14, due 06/02/14, 0.060%, total to be received $632,430 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.625%, 08/15/24 - 08/15/41, totaling $645,076)	$632,427	632,427

	Shares
Other Investment Companies - 4.7%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	1,943,461	1,943,461
Total Short-Term Investments
(cost $2,575,888)		2,575,888
Total Investments - 103.2%
(cost $35,596,303)		43,140,975
Other Assets, less Liabilities - (3.2)%		(1,331,959)
Net Assets - 100.0%		$41,809,016

The accompanying notes are an integral part of these financial statements.
10

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $36,144,365 for Federal income tax purposes at May 31, 2014, the aggregate gross unrealized appreciation and depreciation were $8,537,653 and $1,541,043, respectively, resulting in net unrealized appreciation of investments of $6,996,610.

*	Non-income producing security.

[1]	Some or all of these securities, amounting to a market value of $594,066, or 1.4% of net assets, were out on loan to various brokers.

[2]	Collateral received from brokers for securities lending was invested in this short-term investment.

[3]	Yield shown represents the May 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of May 31, 2014: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Essex Small/Micro Cap Growth Fund

Investments in Securities

Common Stocks†	$40,565,087	—	—	$40,565,087

Short-Term Investments

Repurchase Agreements	—	$632,427	—	632,427

Other Investment Companies	1,943,461	—	—	1,943,461

Total Investments in Securities	$42,508,548	$632,427	—	$43,140,975

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of May 31, 2014, the Fund had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities
May 31, 2014

Assets:

Investments at value* (including securities on loan valued at $594,066)	$43,140,975

Receivable for investments sold	440,584

Receivable for Fund shares sold	67,219

Dividends, interest and other receivables	17,582

Receivable from affiliate	1,802

Prepaid expenses	6,145

Total assets	43,674,307

Liabilities:

Payable for investments purchased	1,051,457

Payable upon return of securities loaned	632,427

Payable for Fund shares repurchased	109,013

Payable to affiliate	294

Accrued expenses:

Investment advisory and management fees	35,956

Distribution fees	8,989

Trustees fees and expenses	489

Other	26,666

Total liabilities	1,865,291

Net Assets	$41,809,016

Net Assets Represent:

Paid-in capital	$32,469,720

Undistributed net investment loss	(148,182)

Accumulated net realized gain from investments	1,942,806

Net unrealized appreciation of investments	7,544,672

Net Assets	$41,809,016

Shares outstanding	1,564,039

Net asset value, offering and redemption price per share	$26.73

* Investments at cost	$35,596,303

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations
For the fiscal year ended May 31, 2014

Investment Income:

Dividend income	$151,644 [1]

Securities lending income	49,082

Interest income	54

Foreign withholding tax	(420)

Total investment income	200,360

Expenses:

Investment advisory and management fees	404,368

Distribution fees	101,092

Registration fees	25,760

Reports to shareholders	24,859

Professional fees	24,732

Transfer agent	11,490

Custodian	8,419

Extraordinary expense	1,448

Trustees fees and expenses	1,332

Miscellaneous	1,297

Total expenses before offsets	604,797

Expense repayments	16,300

Expense reimbursements	(15,662)

Net expenses	605,435

Net investment loss	(405,075)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	5,397,000

Net change in unrealized appreciation (depreciation) of investments	690,577

Net realized and unrealized gain	6,087,577

Net increase in net assets resulting from operations	$5,682,502

[1] Includes a non-recurring dividend of $22,815.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(405,075)	$(398,196)
Net realized gain on investments	5,397,000	14,884,662
Net change in unrealized appreciation (depreciation) of investments	690,577	(1,674,265)
Net increase in net assets resulting from operations	5,682,502	12,812,201
Distributions to Shareholders:
From net realized gain on investments	(4,556,653)	—
Total distributions to shareholders	(4,556,653)	—
Capital Share Transactions:
Investor Class:
Proceeds from sale of shares	40,723,676	6,787,187	[1]
Reinvestment of dividends and/or distributions	3,887,316	—
Cost of shares repurchased	(29,772,518)	(70,708,906)
Net increase (decrease) from capital share transactions - Investor Class	14,838,474	(63,921,719)	[2]
Class C:
Proceeds from sale of shares	—	1,772
Cost of shares repurchased	—	(1,319,445)
Net decrease from capital share transactions - Class C	—	(1,317,673)	[3]

Total increase (decrease) in net assets	15,964,323	(52,427,191)
Net Assets:
Beginning of year	25,844,693	78,271,884
End of year	$41,809,016	$25,844,693
End of year undistributed net investment loss	$(148,182)	$(124,352)

Capital Share Transactions:
Investor Class:
Sale of shares	1,400,442	356,465	[1]
Reinvested shares from dividends and distributions	137,995	—
Shares repurchased	(1,077,986)	(3,600,281)
Net increase (decrease) in shares - Investor Class	460,451	(3,243,816)	[2]
Class C:
Sale of shares	—	98
Shares repurchased	—	(73,608)
Net decrease in shares - Class C	—	(73,510)	[3]

[1]	For the fiscal year ended May 31, 2013, 60,149 shares and $1,139,712 are included due to the conversion of Class C shares into Investor Class.
[2]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[3]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.

The accompanying notes are an integral part of these financial statements.
14

AMG Managers Essex Small/Micro Cap Growth Fund
Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended May 31,
Investor Class	2014	2013*	2012	2011	2010
Net Asset Value, Beginning of Year	$23.42	$17.72	$20.97	$15.28	$12.17
Income from Investment Operations:
Net investment loss[1]	(0.28)[8]	(0.15)[4]	(0.19)	(0.17)	(0.16)
Net realized and unrealized gain (loss) on investments[1]	6.85	5.85	(3.06)	5.86	3.27
Total from investment operations	6.57	5.70	(3.25)	5.69	3.11
Distributions to Shareholders from:
Net realized gain on investments	(3.26)	—	—	—	—
Net Asset Value, End of Year	$26.73	$23.42	$17.72	$20.97	$15.28
Total Return[2]	27.35%	32.17%	(15.50)%	37.24%[5]	25.55%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.50%[6]	1.50%[7]	1.45%	1.40%	1.43%
Ratio of expenses to average net assets (with offsets)	1.50%[6]	1.50%[7]	1.45%	1.40%	1.43%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.50%[6]	1.51%[7]	1.45%	1.40%	1.43%
Ratio of net investment loss to average net assets[2]	(1.00)%[6]	(0.76)%[7]	(1.05)%	(0.99)%	(1.09)%
Portfolio turnover	130%	77%	74%	88%	101%
Net assets at end of year (000’s omitted)	$41,809	$25,845	$77,030	$169,885	$160,830

Notes to Financial Highlights

*	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been reduced.
[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17).
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.009% of average net assets.
[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30).

15

Notes to Financial Statements
May 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Essex Small/Micro Cap Growth Fund (formerly Essex Small/Micro Cap Growth Fund) (the “Fund”).

Effective December 1, 2012, Class A shares of the Fund were renamed Investor Class shares. On November 30, 2012, at the close of business, all outstanding Class C shares of the Fund were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the Class C shares of the Fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment- of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

16

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended May 31, 2014, the Fund’s custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the fiscal year ended May 31, 2014, overdraft fees for the Fund equaled $1,119.

The Trust held a shareholder meeting at which shareholders approved a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement and shareholder meeting are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are primarily due to differing treatments for losses deferred due to excise tax regulations and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	—	—
Short-term capital gains	$1,344,620	—
Long-term capital gains	3,212,033	—

Totals	$4,556,653	—

As of May 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$2,490,868
Post-October loss deferral	148,182

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

17

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns as of May 31, 2014, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2014, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPIAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At May 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: three collectively own 38%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At May 31, 2014, the market value of repurchase agreements outstanding was $632,427.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The

Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies.

The Fund’s investment portfolio is managed by Essex Investment Management Company, LLC (“Essex”). AMG indirectly owned a majority interest in Essex until October 1, 2012, when AMG sold its entire ownership interest in Essex to the management team at Essex.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2014, the annual investment management fee rate, as a percentage of average daily net assets, was 1.00%.

The Investment Manager has contractually agreed, through at least October 1, 2014, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.49% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the fiscal year ended May 31, 2014, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 05/31/13	$5,128
Additional Reimbursements	15,662
Repayments	(16,300)
Expired Reimbursements	—

Reimbursement Available - 05/31/14	$4,490

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent

18

Notes to Financial Statements (continued)

Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Fund is distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares and, through November 30, 2012, Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. Through November 30, 2012, up to 1.00% annually of the Fund’s average daily net assets attributable to the Class C shares.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2014, the Fund borrowed varying amounts not exceeding $2,526,720, for 14 days paying interest of $360. The interest amount is included in the Statement of Operations as miscellaneous expense. The Fund lent $1,141,302, for three days earning interest of $54. The interest amount is included in the Statement of Operations as interest income. At May 31, 2014, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended May 31, 2014, were $58,742,054 and $50,290,684, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At May 31, 2014, the value of the securities loaned and cash collateral received was $594,066 and $632,427, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

19

Notes to Financial Statements (continued)

The following table is a summary of the Fund’s open repurchase agreements that are subject to a master netting agreement as of May 31, 2014:

	Net Amounts of Assets	Gross Amount Not Offset In the Statement of Assets and Liabilities
	Presented in the Statement
	of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
HSBC Securities USA, Inc.	$632,427	$632,427	—	—

Total	$632,427	$632,427	—	—

7. SUBSEQUENT EVENTS

On June 4, 2014, the Board of Trustees of AMG Funds appointed the following individuals to the offices set forth opposite their names.

Jeffrey T. Cerutti, President and Principal Executive Officer

Keitha L. Kinne, Chief Operating Officer

Caren Cunningham, Assistant Secretary

The Fund has determined that no other material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

AMG Managers Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013/2014 Form 1099-DIV you will receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Essex Small/Micro Cap Growth Fund hereby designates $3,212,033, as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2014, or if subsequently determined to be different, the net capital gains of such year.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG MANAGERS ESSEX SMALL/MICRO CAP GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Essex Small/ Micro Cap Growth Fund (formerly, Essex Small/Micro Cap Growth Fund) (the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 25, 2014

21

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
— Trustee since 2012 — Oversees 43 Funds in Fund Complex	Bruce B. Bingham, 12/1/48
Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).
— Independent Chairman — Trustee since 1999 — Oversees 43 Funds in Fund Complex

William E. Chapman, II, 9/23/41

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

— Trustee since 1999 — Oversees 43 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

— Trustee since 2013 — Oversees 45 Funds in Fund Complex

Kurt A. Keilhacker,10/5/63

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

— Trustee since 2004 — Oversees 43 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (25 portfolios) (2010-Present).

— Trustee since 2013 — Oversees 43 Funds in Fund Complex

Richard F. Powers III, 2/2/46

Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

— Trustee since 1999 — Oversees 45 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios) (2010-Present).

— Trustee since 2013 — Oversees 45 Funds in Fund Complex	Victoria L. Sassine, 8/11/65 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (25 portfolios) (2014-Present).

— Trustee since 2004 — Oversees 43 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (25 portfolios) (2010-Present).

22

AMG Funds
Trustees and Officers
(continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
— Trustee since 2011 — Oversees 45 Funds in Fund Complex

Christine C. Carsman, 4/2/52

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (25 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
— President since 2014 — Principal Executive Officer since 2014

Jeffrey T. Cerutti, 2/7/68

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

— Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

— Secretary since 2011 — Chief Legal Officer since 2011

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Assistant Secretary, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

— Chief Financial Officer since 2007 — Treasurer since 1999 — Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

— Chief Compliance Officer since 2010	John J. Ferencz, 3/9/62 Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
— Assistant Secretary since 2014

Caren Cunningham, 3/10/58

Senior Vice President and Senior Counsel, AMG Funds LLC (2014-Present); Secretary and Chief Legal Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Executive Director and Senior Associate General Counsel, UBS Global Asset Management (Americas) Inc. (2007-2011); Vice President, Senior Legal Manager (Distribution), Pioneer Investment Management Limited (2005-2006); Assistant General Counsel, Fidelity Investments (1999-2005); Assistant General Counsel, Prudential Investments Mutual Funds & Annuities (1997-1999); Vice President and Associate General Counsel, Smith Barney, Mutual Funds Management Inc. (1992-1997).

— Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

— Anti-Money Laundering Compliance Officer since 2012

Matthew B. Wallace, 11/24/80

Assistant Vice President, Legal and Compliance, AMG Funds LLC (2014-Present); AML Compliance Officer, AMG Pantheon Private Equity Fund LLC and AMG Pantheon Private Equity Master Fund LLC (2014-Present); Senior Associate, Legal and Compliance, AMG Funds LLC (2012-2014); Associate, Legal and Compliance, AMG Funds LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

23

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INVESTMENT MANAGER AND
ADMINISTRATOR
AMG Funds LLC
800 Connecticut Avenue
Norwalk, CT 06854
(800) 835-3879

DISTRIBUTOR
AMG Distributors, Inc.
800 Connecticut Avenue
Norwalk, CT 06854
(800) 835-3879

SUBADVISOR
Essex Investment Management Co., LLC
125 High Street, 29th Floor
Boston, MA 02110

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217

LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
Attn: AMG Funds
P.O. Box 9769
Providence, RI 02940
(800) 548-4539

This report is prepared for the Fund’s
shareholders. It is authorized for distribution to
prospective investors only when preceded or
accompanied by an effective prospectus. To
receive a free copy of the prospectus or
Statement of Additional Information, which
includes additional information about Fund
Trustees, please contact us by calling
800.835.3879. Distributed by AMG
Distributors, Inc., member FINRA.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

www.amgfunds.com
AR015-0514

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG Managers Essex Small/Micro Cap Growth Fund	$16,915	$15,385

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG Managers Essex Small/Micro Cap Growth Fund	$6,885	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $76,185 and $73,000, respectively. For the fiscal year ended May 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $69,300 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President

Date:	August 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, President

Date:	August 4, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 4, 2014